UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant☒
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Sow Good Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Logo SOW GOOD INC 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET SOW GOOD INC 1440 N. UNION BOWER ROAD IRVING, TX 75061 V72889-P32587 You invested in SOW GOOD INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 13, 2025 10:00 am ET Virtually at: www.virtualshareholdermeeting.com/SOWG2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors; Nominees: 1a. Ira Goldfarb For 1b. Claudia Goldfarb For 1c. Joe Mueller For 1d. Lyle Berman For 1e. Chris Ludeman For 1f. Edward Shensky For 2. Reverse Stock Split; For 3. Ratification of Appointment of Urish Popeck & Co., LLC as Our Independent Registered Public Accounting Firm for Our 2025 Fiscal Year; For 4. Non-Binding Vote on Executive Compensation; For 5. Adjournment of the Annual Meeting For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V72890-P32587